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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                ---------------


       Date of Report (Date of earliest event reported): NOVEMBER 6, 2002



                          BRIGHAM EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)



         DELAWARE                      000-22433                75-2692967
 (State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)



                            6300 BRIDGEPOINT PARKWAY
                            BUILDING TWO, SUITE 500
                              AUSTIN, TEXAS 78730
          (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code: (512) 427-3300


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ITEM  5.  OTHER  EVENTS

     On November 4, 2002, the Registrant issued a press release announcing the operational results for the third quarter 2002. The full text of the press release other than (a) the last sentence of each paragraph under the heading "Gulf Coast Frio Trend", (b) the last sentence of each paragraph under the heading "Gulf Coast Vicksburg Trend", and (c) the last sentence of the paragraph under the heading "Anadarko Basin Hunton Trend", which is set forth in Exhibit
99.1 hereto, is filed and incorporated in this Report as if fully set forth herein.

     On November 5, 2002, the Registrant issued a press release announcing financial results for the third quarter 2002. The full text of the press release other than the three paragraphs under the heading "Fourth Quarter Guidance" which is set forth in Exhibit 99.2 hereto, is filed and incorporated in this Report as if fully set forth herein.

ITEM  9.  REGULATION  FD  DISCLOSURE

     In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

     In the November 4, 2002 press release announcing third quarter 2002 operational results, the last sentence of each paragraph under the heading "Gulf Coast Frio Trend", shall not be deemed "filed".

     In the November 4, 2002 press release announcing third quarter 2002 operational results, the last sentence of each paragraph under the heading "Gulf Coast Vicksburg Trend", shall not be deemed "filed".

     In the November 4, 2002 press release announcing third quarter 2002 operational results, the last sentence of the paragraph under the heading "Anadarko Basin Hunton Trend", shall not be deemed "filed".

     In the November 5, 2002, the Registrant announcing third quarter 2002 financial results, the three paragraphs of the press release under "Fourth
Quarter  Guidance",  shall  not  be  deemed  "filed".


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ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

         (c)   Exhibits

                      Item               Exhibit
                      ----               -------

                      99.1*              Press Release dated
                                         November  4,  2002.

                      99.2*              Press  Release  dated
                                         November  5,  2002.




----------
*  filed  herewith.


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
                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           BRIGHAM  EXPLORATION  COMPANY



Date:  November 7, 2002                           By: /s/ Eugene B. Shepherd, Jr
                                                      --------------------------
                                                  Eugene B. Shepherd, Jr.
                                                  Chief Financial Officer


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
                                INDEX TO EXHIBITS


                Item Number              Exhibit
                -----------              -------

                99.1*              Press Release dated
                                   November 4, 2002.

                99.2*              Press Release dated
                                   November 5, 2002.


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